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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


               In connection with the quarterly report on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), of 3CI Complete Compliance Corporation (the "Company"), I, Donald P. Zima, Chief Financial Officer, Secretary and Treasurer of the Company, certify as follows, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald P. Zima
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Donald P. Zima
Chief Financial Officer, Secretary and Treasurer
September 24, 2003